UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

WASTE CONNECTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-31507	94-3283464
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 Iron Point Road, Suite 200, Folsom, CA	95630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 608-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See first paragraph of Item 7.01, below.

Item 7.01 Regulation FD Disclosure.

On October 19, 2010, Waste Connections, Inc. issued a press release announcing its third quarter 2010 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On the same day, the Company issued a second press release announcing that its Board of Directors had authorized a three-for-two split of its common stock, in the form of a 50% stock dividend, and the initiation of a quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated October 19, 2010, issued by Waste Connections, Inc.
99.2 Press Release, dated October 19, 2010, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

BY: /s/ Worthing F. Jackman

Date: October 19, 2010
Worthing F. Jackman,
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION
99.1	Press Release, dated October 19, 2010, issued by Waste Connections, Inc.
99.2	Press Release, dated October 19, 2010, issued by Waste Connections, Inc.